UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 29, 2005

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XSTREAM BEVERAGE NETWORK, INC.

(Exact name of registrant as specified in its charter)

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Nevada	33-30158A	62-1386351
(State or other jurisdiction of incorporation)	(Commission (IRS Employer	File Number) Identification No.)

4800 N.W. 15 Avenue, Bay A, Fort Lauderdale, Florida 33309

 (Address of principal executive offices) (Zip Code)

954-598-7997

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendment to Articles of Incorporation or By-Laws; Change in Fiscal Year

On September 29, 2005 we amended our Articles of Incorporation to increase the amount of our shares of authorized common stock from 100,000,000 shares to 250,000,000 shares pursuant to the written consent of our Board of Directors and the holders of a majority of the issued and outstanding shares of the company’s voting stock.

Item 9.01.

Financial Statements and Exhibits

(c)

Exhibits.

3.1

Certificate of Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XSTREAM BEVERAGE NETWORK, INC..

By:	/s/ Theodore Farnsworth
Theodore Farnsworth, Chief Executive Officer

Date: October 3, 2005

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